UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund

(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Patrick F. Quan

American Balanced Fund

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term ®

American Balanced Fund®

Special feature

How balanced fund
investing works as a
key strategy in volatile
markets

See page 7

Annual report for the year ended December 31, 2012

American Balanced Fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund invests primarily in blue chip equities and investment-grade fixed-income securities, using a balanced approach and a U.S. emphasis.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.37%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.69%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

American Balanced Fund results*
(yearly returns through December 31)
	Value of principal	Income return	Total return†
1975 (from July 26)	2.4%	3.2%	5.6%
1976	20.0	6.0	26.0
1977	–4.5	5.2	0.7
1978	0.6	5.6	6.2
1979	1.6	6.0	7.6
1980	7.1	7.3	14.4
1981	–3.5	7.9	4.4
1982	20.8	8.6	29.4
1983	8.4	7.7	16.1
1984	2.2	7.2	9.4
1985	22.3	6.8	29.1
1986	10.9	6.0	16.9
1987	–2.3	6.3	4.0
1988	6.6	6.3	12.9
1989	14.9	6.6	21.5
1990	–7.3	5.7	–1.6
1991	18.6	6.1	24.7
1992	4.4	5.1	9.5
1993	6.3	5.0	11.3
1994	–4.2	4.5	0.3
1995	22.4	4.7	27.1
1996	9.2	4.0	13.2
1997	17.1	3.9	21.0
1998	7.5	3.6	11.1
1999	–0.1	3.6	3.5
2000	12.0	3.9	15.9
2001	4.5	3.7	8.2
2002	–9.0	2.7	–6.3
2003	20.2	2.6	22.8
2004	6.8	2.1	8.9
2005	0.9	2.2	3.1
2006	9.1	2.7	11.8
2007	3.8	2.8	6.6
2008	–28.5	2.8	–25.7
2009	18.1	3.0	21.1
2010	10.8	2.2	13.0
2011	1.6	2.2	3.8
2012	12.1	2.1	14.2
Average annual total return:			10.7%

*	Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
†	Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

Fellow investors:

U.S. equities generated solid gains in 2012, overcoming concerns about the rising debt of the federal government, a possible breakup of the euro zone and a slowdown of the Chinese economy. Equities, as measured by Standard & Poor’s 500 Composite Index, rose 16.0% for the 12 months ended December 31, 2012.

U.S. investment-grade fixed-income securities, as measured by Barclays U.S. Aggregate Index, gained 4.2%.

American Balanced Fund (AMBAL) gained 14.2%, exceeding the 11.9% return of the Lipper Balanced Funds Index, a measure of the fund’s peer group. The market indexes are unmanaged.

Over longer term periods, AMBAL has also outpaced its peers. For the three years ended December 31, 2012, the fund posted an average annual total return of 10.2%, exceeding the 8.1% return of the Lipper Balanced Funds Index. For the 10-year period, AMBAL had an average annual total return of 7.1%, compared with the 6.5% return of the Lipper index. Over the fund’s 37-year lifetime with Capital Research and Management Company, AMBAL had an average annual total return of 10.7%, compared with 10.0% for the Lipper Balanced Funds Index.

While the U.S. economy grew at a slow pace during 2012, the unemployment rate did decline modestly and in September fell below 8% for the first time in nearly four years. The long-awaited recovery in the housing market also appeared to take hold as home price increases took place in most major cities amid falling inventories. A confluence of positive factors should continue to drive house appreciation in 2013.

In September, the Federal Reserve announced it expected to keep interest rates at historically low levels until unemployment fell below 6.5% as long as inflation remained in check — the first time the central bank has explicitly tied interest rates to an economic milestone.

As a result of these factors and other potential positives such as rising auto sales and a significantly improving U.S. energy situation, we are cautiously optimistic that the rate of economic growth will accelerate in the U.S. in 2013.

In this report

Special feature

7	How balanced fund investing works as a key strategy in volatile markets

Balanced funds offer investors the opportunity to balance the growth potential of equities with the income and stability of fixed-income securities.

Contents

2	Letter to investors

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers

American Balanced Fund	1

Financial companies had strong returns. Improved earnings and subsiding worries about the European financial system helped the share prices of a number of the fund’s significant financial investments — Wells Fargo (+24.0%), American Express (+21.9%) and Goldman Sachs (+41.1%).

Consumer discretionary stocks in the portfolio, such as do-it-yourself retailer Home Depot (+47.1%), Internet retailer Amazon (+45.1%) and cable TV company Comcast (+57.7%) also made major contributions to the AMBAL portfolio.

Energy stocks detracted from results as the outlook for global growth was a concern. Royal Dutch Shell reported a negative return of 6.7%. Chevron, the fund’s second-largest holding, rose only 1.6%. However, we continue to have a positive outlook on these energy companies for the long term.

During the year, AMBAL’s bond investments made a solid contribution to the results of the fund and helped to significantly reduce its volatility.

The year 2012 marked the 80th anniversary of the fund and the 37th anniversary of American Balanced Fund’s management by Capital Research and Management Company. For our feature story on how the fund began and why it is never more important than in today’s challenging markets, see page 7. As for the future, we assure you that we will continue to take the prudent, research-driven approach to investing that has characterized the fund through its long history. We thank all of our new and long-time shareholders for their support.

Cordially,

Gregory D. Johnson

Vice Chairman of the Board and Principal Executive Officer

February 11, 2013

For current information about the fund, visit americanfunds.com.

2	American Balanced Fund

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, the 60%/40% S&P/BC Index, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2012)

				Lipper	American
Total	U.S.	U.S.	60%/40%	Balanced	Balanced
returns (through December 31)	stocks	bonds	S&P/BC Index	Funds Index	Fund

1975 (from July 26)	3.1%	5.6%	4.2%	3.4%	5.6%
1976	23.9	15.6	20.7	26.0	26.0
1977	–7.2	3.0	–3.1	–0.7	0.7
1978	6.6	1.4	4.7	4.8	6.2
1979	18.6	1.9	11.8	14.7	7.6
1980	32.5	2.7	20.4	19.7	14.4
1981	–4.9	6.2	–0.5	1.9	4.4
1982	21.5	32.6	26.2	30.6	29.4
1983	22.6	8.4	16.8	17.4	16.1
1984	6.3	15.1	10.0	7.5	9.4
1985	31.7	22.1	27.9	29.8	29.1
1986	18.7	15.3	17.6	18.4	16.9
1987	5.3	2.8	5.6	4.1	4.0
1988	16.6	7.9	13.1	11.2	12.9
1989	31.6	14.5	24.7	19.7	21.5
1990	–3.1	9.0	1.8	0.7	–1.6
1991	30.4	16.0	24.7	25.8	24.7
1992	7.6	7.4	7.6	7.5	9.5
1993	10.1	9.7	10.0	12.0	11.3
1994	1.3	–2.9	–0.3	–2.0	0.3
1995	37.5	18.5	29.6	24.9	27.1
1996	22.9	3.6	15.0	13.1	13.2
1997	33.4	9.7	23.6	20.3	21.0
1998	28.6	8.7	21.0	15.1	11.1
1999	21.0	–0.8	12.0	9.0	3.5
2000	–9.1	11.6	–1.0	2.4	15.9
2001	–11.9	8.4	–3.7	–3.2	8.2
2002	–22.1	10.3	–9.8	–10.7	–6.3
2003	28.7	4.1	18.5	19.9	22.8
2004	10.9	4.3	8.3	9.0	8.9
2005	4.9	2.4	4.0	5.2	3.1
2006	15.8	4.3	11.1	11.6	11.8
2007	5.5	7.0	6.2	6.5	6.6
2008	–37.0	5.2	–22.1	–26.2	–25.7
2009	26.5	5.9	18.4	23.4	21.1
2010	15.1	6.5	12.1	11.9	13.0
2011	2.1	7.8	4.7	0.7	3.8
2012	16.0	4.2	11.3	11.9	14.2
Average annual total returns	11.0%	8.3%	10.2%	10.0%	10.7%
Volatility	15.2	5.6	9.9	10.3	9.8

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index. Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

The market indexes are unmanaged and, therefore, have no expenses.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

American Balanced Fund	3

The value of a long-term perspective

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Year ended Dec. 31	1975[6]	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992
Total value (dollars in thousands)
Dividends reinvested	$.3	.6	.7	.7	.8	1.1	1.3	1.5	1.7	1.9	1.9	2.2	2.7	2.8	3.3	3.5	3.7	3.8
Value at year-end	$9.9	12.5	12.6	13.4	14.4	16.5	17.2	22.3	25.9	28.3	36.5	42.7	44.4	50.1	60.9	60.0	74.8	81.9
AMBAL total return	(0.5)%	26.0	0.7	6.2	7.6	14.4	4.4	29.4	16.1	9.4	29.1	16.9	4.0	12.9	21.5	(1.6)	24.7	9.5

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	The market indexes are unmanaged and, therefore, have no expenses.
[4]	Results of the Lipper Balanced Funds Index do not reflect any sales charges.

4	American Balanced Fund

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2012.

As you can see, the investment grew to $425,878 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

$497,464[3]
S&P 500
with dividends reinvested
$425,878
American Balanced Fund
with dividends reinvested
$351,876[4]
Lipper Balanced Funds Index
$194,729[3,5]
Barclays U.S. Aggregate Index
Average annual total return: 10.5%
$10,000
Original investment

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
4.1	4.1	4.3	4.7	5.2	5.8	6.4	7.2	7.8	6.3	5.6	5.5	6.4	7.9	9.2	10.1	7.9	7.1	8.1	7.8
91.1	91.4	116.2	131.5	159.1	176.8	183.0	212.0	229.3	215.0	264.0	287.6	296.5	331.6	353.4	262.5	317.8	359.2	372.9	425.9
11.3	0.3	27.1	13.2	21.0	11.1	3.5	15.9	8.2	(6.3)	22.8	8.9	3.1	11.8	6.6	(25.7)	21.1	13.0	3.8	14.2

[5]	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Government/Credit Bond Index was used.
[6]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

The results shown are before taxes on fund distributions and sale of fund shares.

American Balanced Fund	5

6	American Balanced Fund

How balanced fund investing works as a key strategy in volatile markets

In these days of uncertain markets and cautious investors, it’s worth looking at why American Balanced Fund (AMBAL) was founded, how it operates today and how investors can benefit from balanced investing.

The basic concept of a balanced fund is to provide the investor with a diversified portfolio of equities and fixed-income securities. If executed properly, this investment strategy combines the long-term growth potential of equities with the income and stability of fixed-income securities. “American Balanced Fund has proven over time to be an investment vehicle for all seasons,” says Greg Johnson, vice chairman of the fund.

How balanced funds were born

The balanced fund concept dates back to 1928, a year before the great stock market crash. At the time, the idea of adding fixed-income securities to an equity portfolio seemed unthinkable as equity returns were vastly superior to bonds.

However, it didn’t take long for investors to see the benefits of a balanced investment approach. The stock market crash of 1929 to 1932 wiped out 89% of stock market value, as measured by the Dow Jones Industrial Average excluding dividends. Diversified portfolios with some assets in fixed-income securities and cash fared better in those gloomy days than equities. In 1932, the Commonwealth Fund was established as a balanced fund.

During the early 1930s, even though equity returns suffered, fixed-income securities generally provided steady income. Funds that balanced equity holdings with bonds and cash proved to be less volatile and had higher total returns than funds holding only stocks. In 1975, Capital Research and Management Company, the investment adviser for the American Funds, purchased what was once the Commonwealth Fund, then owned by American Express. It was renamed American Balanced Fund.

A closer look at AMBAL’s overall investment strategy

“AMBAL has three goals: conservation of capital, current income and long-term growth of capital,” says portfolio counselor Jeff Lager, who has 18 years of investment experience. “Many investors want to own a diversified mix of stocks and bonds but may not know how to allocate their investment dollars. For these investors, as well as others, AMBAL can be a good choice.”

The fund’s portfolio counselors manage an asset mix with a defined range of 50% to 75% in equities. The remainder is

American Balanced Fund	7

invested in investment-grade bonds and cash. “The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash,” Greg says. “We generally invest in attractively valued stocks of blue chip companies and in investment-grade bonds. The bond investments have played an important role in dampening the fund’s volatility and have provided a sizable amount of current income for AMBAL.”

On December 31, 2012, the fund had an investment mix of 71% in equities, 25% in high-quality bonds and 4% in short-term securities including cash.

AMBAL’s equity investment strategy

The fund has six portfolio counselors who invest in equities. They pay close attention to a company’s underlying fundamentals but also give consideration to a stock’s valuation. “We are trying to deliver the highest possible return with a low to moderate level of risk,” explains Alan Berro, a veteran portfolio counselor with 27 years of investment experience.

“I like to invest in well-established companies when they become available at attractive prices.” Alan’s major holdings include do-it-yourself retailer Home Depot and Comcast, a broadcast and cable TV company.

Portfolio counselor Gene Stein, with 41 years of investment experience, describes himself as a value investor. Gene says he likes to invest in companies that have strategies that offer good growth potential for internally generated earnings at a reasonable valuation. One example is the fund’s investment in automobile components maker Johnson Controls. Gene says he avoids companies that depend on outside developments — such as acquisitions — for improved profits.

Greg, who is also a portfolio counselor, has 19 years of investment experience. He says he is a growth-oriented investor who likes to invest in large-capitalization companies that have solid balance sheets and cash flow and are well-positioned competitively. “I pay a lot of attention to the quality of their management teams and how they allocate their capital,” he says. Greg began at Capital as an investment analyst who covered retail companies and restaurant chains.

The fund’s research portfolio is another asset that few, if any, competitors have. While the portfolio counselors each manage a share of the fund’s portfolio, another share is designated for a group of 21 investment analysts, who cover specific industries ranging from information technology to energy.

“The investment analysts play a key role in helping to construct and closely monitor the fund’s balanced and diversified portfolio,” says investment analyst Rich Wolf, coordinator of the group. “They are an essential part of the fund’s strategy since they study individual industries and companies in depth. The investment analysts add diversity and balance to the portfolio.”

8	American Balanced Fund

“AMBAL has three goals: conservation of capital, current income and long-term growth of capital.”

Jeff Lager

How the fund is managed

American Balanced Fund’s eight portfolio counselors have a median 29 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Eugene P. Stein	James R. Mulally	Dina N. Perry	John H. Smet
41 years	37 years	35 years	31 years

Alan N. Berro	Hilda L. Applbaum	Greg D. Johnson	Jeffrey T. Lager
27 years	26 years	19 years	18 years

*Years of experience as of December 31, 2012.

Rich Wolf

The investment analyst’s role

The portfolio counselors invest broadly in several industries and tap the knowledge of the investment analyst when making an investment decision in a company. “Investment analysts are the field researchers who visit companies in person and meet with company executives and employees, suppliers, customers and competitors,” says Rich Wolf, coordinator of the group.

American Balanced Fund	9

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Above-average returns with less volatility

The chart below recaps AMBAL’s history since 1975 under CRMC’s management. As you can see, the fund has had a slightly higher average annual total return than both the 60%/40% S&P/BC Index and the Lipper Balanced Funds Index with lower volatility. Further, its annualized return was within 0.3% of the S&P 500 with only about two-thirds of the market’s volatility. The detail of all these data points may be found on page 3.

For the period July 26, 1975, to December 31, 2012

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index. Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Government/Credit Bond Index was used.

The market indexes are unmanaged and, therefore, have no expenses.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

10	American Balanced Fund

“AMBAL’s fixed-income investments are designed to act as an anchor to protect against volatile equity markets.”

John Smet

AMBAL’s fixed-income strategy

Two of AMBAL’s eight portfolio counselors invest in fixed-income securities.

“AMBAL’s fixed-income investments are designed to act as an anchor to protect against volatile equity markets,” says John Smet, veteran fixed-income portfolio counselor with 31 years of experience. “We never invest in high-yield bonds because they can behave like equities during bad economic times and periods of credit distress like we had in 2008. We also want to provide a certain amount of income because some investors live on the dividends that they are paid from the fund. We invest in government bonds, federal agency bonds, high-quality mortgage- and asset-backed bonds, and corporate bonds. We are providing our shareholders an opportunity to participate in fixed income in a diversified and convenient manner.”

How has an investment in AMBAL worked out for American Funds investors?

The balanced approach has worked well for AMBAL’s long-term investors. Since 1975, the fund has experienced a decline in value during only three calendar years of the 37 under American Funds management. In comparison, U.S. equities, as measured by Standard & Poor’s 500 Composite Index, lost money during seven years. (See table on page 3.) AMBAL’s average annual total return over that 37-year period was within 0.3% of the S&P 500 return with only about two-thirds of the stock market’s volatility, as defined by sharp fluctuations in price. (See chart on page 10.) Over the 37-year period, the fund produced a return of 10.7% compared with 10.0% for the Lipper Balanced Funds Index.

In addition, the fund produced a better return than the S&P 500 during all of the eight major equity market declines since 1975. (Major declines are defined as price declines of 15% or more, without dividends reinvested, in the unmanaged S&P 500.)

AMBAL has also fared well against its competition — equities, fixed-income securities and other balanced funds — over the last 10 years, which included one of the worst equity markets since the 1930s. AMBAL compiled an average annual total return of 7.08%, just about even with the 7.10% return of U.S. equities, as represented by the S&P 500. Investment-grade fixed-income securities returned 5.2%, and the Lipper Balanced Funds Index had a 6.5% return.

Since the inception of balanced funds in the 1920s, their approach to investing has stood the test of time. They offer investors the opportunity to balance the growth potential of equities with the income and stability of fixed-income securities. They also provide broad diversification and, therefore, have tended to be less volatile than other equity-focused mutual funds. “American Balanced Fund strives to take you where you want to go from an investing perspective without having to experience a roller-coaster ride,” says Greg. ¾

American Balanced Fund	11

Summary investment portfolio December 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Investment mix by security type (percent of net assets)

Common stocks — 70.57%	Shares	Value (000)	Percent of net assets
Financials — 13.28%
Wells Fargo & Co.	43,272,500	$1,479,054	2.65%
Berkshire Hathaway Inc., Class A1	8,777	1,176,645	2.11
American Express Co.	16,224,000	932,556	1.67
Goldman Sachs Group, Inc.	6,686,700	852,955	1.53
ACE Ltd.	5,150,000	410,970	.73
Citigroup Inc.	9,500,000	375,820	.67
JPMorgan Chase & Co.	8,295,215	364,741	.65
Weyerhaeuser Co.	12,315,242	342,610	.61
Other securities		1,486,469	2.66
		7,421,820	13.28

Consumer discretionary — 9.54%
Home Depot, Inc.	28,925,000	1,789,011	3.20
Amazon.com, Inc.[1]	4,278,000	1,074,377	1.92
Comcast Corp., Class A	20,310,000	759,188	1.36
Other securities		1,710,490	3.06
		5,333,066	9.54

Industrials — 9.43%
Boeing Co.	15,425,000	1,162,428	2.08
Union Pacific Corp.	7,793,187	979,759	1.75
Lockheed Martin Corp.	6,913,956	638,089	1.14
General Electric Co.	26,600,000	558,334	1.00
Deere & Co.	5,640,000	487,409	.87
Parker-Hannifin Corp.	4,100,000	348,746	.63
Cummins Inc.	2,695,000	292,003	.52
Other securities		800,977	1.44
		5,267,745	9.43

12	American Balanced Fund

Common stocks	Shares	Value (000)	Percent of net assets
Information technology — 8.12%
Texas Instruments Inc.	24,760,000	$766,074	1.37%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	44,400,000	761,904	1.36
Oracle Corp.	20,542,591	684,479	1.23
Microsoft Corp.	24,280,000	649,004	1.16
TE Connectivity Ltd.	8,880,000	329,626	.59
Google Inc., Class A1	440,000	312,123	.56
Other securities		1,032,505	1.85
		4,535,715	8.12

Health care — 7.37%
Merck & Co., Inc.	23,174,575	948,767	1.70
Bristol-Myers Squibb Co.	16,830,000	548,490	.98
Gilead Sciences, Inc.[1]	7,100,000	521,495	.93
UnitedHealth Group Inc.	9,295,000	504,161	.90
Baxter International Inc.	6,225,000	414,959	.74
Pfizer Inc	12,750,000	319,770	.57
Johnson & Johnson	4,100,000	287,410	.52
Other securities		573,305	1.03
		4,118,357	7.37

Energy — 7.32%
Chevron Corp.	13,937,000	1,507,147	2.70
Royal Dutch Shell PLC, Class B (ADR)	15,504,700	1,099,128	1.97
Other securities		1,483,445	2.65
		4,089,720	7.32

Consumer staples — 5.35%
Costco Wholesale Corp.	6,337,326	625,938	1.12
Nestlé SA2	7,970,000	519,437
Nestlé SA (ADR)	1,500,000	97,755	1.11
Procter & Gamble Co.	8,230,000	558,735	1.00
Philip Morris International Inc.	5,920,000	495,149	.89
PepsiCo, Inc.	4,770,000	326,411	.58
Other securities		364,504	.65
		2,987,929	5.35

Materials — 3.64%
Potash Corp. of Saskatchewan Inc.	13,671,860	556,308	1.00
E.I. du Pont de Nemours and Co.	6,750,000	303,547	.54
Dow Chemical Co.	9,330,000	301,546	.54
Other securities		870,993	1.56
		2,032,394	3.64

Utilities — 1.87%
PG&E Corp.	7,660,000	307,779	.55
Other securities		735,754	1.32
		1,043,533	1.87

American Balanced Fund	13

Common stocks	Value (000)	Percent of net assets
Telecommunication services — 0.67%
Other securities	$376,567	.67%

Miscellaneous — 3.98%
Other common stocks in initial period of acquisition	2,226,408	3.98
Total common stocks (cost: $28,786,758,000)	39,433,254	70.57

Bonds & notes — 25.47%	Principal amount (000)
Corporate bonds & notes — 9.21%
Financials — 2.63%
Murray Street Investment Trust I 4.647% 2017	$20,000	21,647
Goldman Sachs Group, Inc. 3.625%–5.75% 2016–2022	86,650	95,885	.21
Wells Fargo & Co. 3.676%–4.60% 2016–2021	44,000	49,330	.09
American Express Co. 6.15% 2017	22,800	27,493	.05
Berkshire Hathaway Inc. 2.20% 2016	23,000	24,012	.04
Other securities		1,253,336	2.24
		1,471,703	2.63

Health care — 1.03%
UnitedHealth Group Inc. 6.00% 2017–2018	57,170	69,243	.13
Merck & Co., Inc. 2.40% 2022	18,000	18,023	.03
Other securities		487,287	.87
		574,553	1.03

Industrials — 0.97%
General Electric Capital Corp. 0.981%–6.00% 2014–2022[3]	179,105	185,456
General Electric Co. 0.85%–4.125% 2015–2042	39,500	40,175	.40
Union Pacific Corp. 5.70%–5.75% 2017–2018	33,475	40,596	.07
Other securities		276,295	.50
		542,522	.97

Consumer staples — 0.95%
Procter & Gamble Co. 1.45% 2016	13,460	13,723	.03
Other securities		514,624	.92
		528,347	.95

Energy — 0.93%
Shell International Finance BV 1.125%–1.875% 2013–2017	37,500	37,675	.07
Other securities		483,090	.86
		520,765	.93

Consumer discretionary — 0.84%
Comcast Corp. 5.30%–6.95% 2014–2037	71,000	88,480	.16
Home Depot, Inc. 4.40%–5.95% 2021–2041	30,000	37,978	.07
Other securities		340,619	.61
		467,077	.84

14	American Balanced Fund

	Principal amount	Value	Percent of
	(000)	(000)	net assets
Information technology — 0.20%
Microsoft Corp. 0.875% 2017	$15,000	$14,933	.03%
Oracle Corp. 1.20% 2017	13,420	13,470	.02
Other securities		82,610	.15
		111,013	.20

Other corporate bonds & notes — 1.66%
Other securities		926,723	1.66
Total corporate bonds & notes		5,142,703	9.21

U.S. Treasury bonds & notes — 7.99%

U.S. Treasury — 6.79%
2.75% 2013	291,500	297,694
1.125% 2019	428,500	430,780
1.625% 2022	337,750	333,697	6.79
6.25% 2023	295,500	423,280
1.125%–6.375% 2013–2041	2,029,787	2,311,978
		3,797,429	6.79

U.S. Treasury inflation-protected securities[4] — 1.20%
0.125%–2.375% 2013–2042	597,607	668,916	1.20
Total U.S. Treasury bonds & notes		4,466,345	7.99

Mortgage-backed obligations[5] — 7.62%
Fannie Mae 0%–11.187% 2018–2047[3]	2,768,025	2,963,531	5.30
Freddie Mac 0%–6.801% 2019–2041[3]	423,169	449,993	.81
Other securities		845,531	1.51
		4,259,055	7.62

Federal agency bonds & notes — 0.33%
Freddie Mac 0.75%–2.50% 2016–2018	147,000	152,199	.27
Fannie Mae 6.25% 2029	8,000	11,478	.02
Other securities		19,262	.04
		182,939	.33

Other — 0.29%
Other securities		162,783	.29

Miscellaneous — 0.03%
Other bonds & notes in initial period of acquisition		14,825	.03
Total bonds & notes (cost: $13,368,118,000)		14,228,650	25.47

American Balanced Fund	15

Short-term securities — 5.64%	Principal amount (000)	Value (000)	Percent of net assets
Fannie Mae 0.12%–0.185% due 1/2–7/1/2013	$1,044,000	$1,043,869	1.87%
Federal Home Loan Bank 0.115%–0.165% due 1/9–6/19/2013	594,300	594,215	1.06
U.S. Treasury Bills 0.109%–0.171% due 1/10–11/14/2013	562,600	562,300	1.01
Freddie Mac 0.11%–0.18% due 1/7–8/13/2013	482,753	482,660	.86
Variable Funding Capital Company LLC 0.18% due 1/14/20136	27,000	26,998	.05
Other securities		440,239	.79

Total short-term securities (cost: $3,149,801,000)		3,150,281	5.64

Total investment securities (cost: $45,304,677,000)		56,812,185	101.68
Other assets less liabilities		(938,405)	(1.68)

Net assets		$55,873,780	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $910,898,000, which represented 1.63% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Coupon rate may change periodically.
4	Index-linked bond whose principal amount moves with a government price index.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,460,087,000, which represented 2.61% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

16	American Balanced Fund

Financial statements

Statement of assets and liabilities at December 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $45,304,677)		$56,812,185
Cash		2,502
Receivables for:
Sales of investments	$545,498
Sales of fund’s shares	138,939
Dividends and interest	146,235	830,672
		57,645,359
Liabilities:
Payables for:
Purchases of investments	1,546,060
Repurchases of fund’s shares	187,359
Investment advisory services	11,274
Services provided by related parties	22,835
Trustees’ deferred compensation	3,257
Other	794	1,771,579
Net assets at December 31, 2012		$55,873,780

Net assets consist of:
Capital paid in on shares of beneficial interest		$46,203,196
Undistributed net investment income		79,783
Accumulated net realized loss		(1,916,745)
Net unrealized appreciation		11,507,546
Net assets at December 31, 2012		$55,873,780

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,741,071 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share

Class A	$34,271,573	1,679,893	$20.40
Class B	1,123,057	55,195	20.35
Class C	4,334,174	213,416	20.31
Class F-1	1,499,969	73,550	20.39
Class F-2	418,815	20,536	20.39
Class 529-A	2,101,108	103,120	20.38
Class 529-B	134,449	6,595	20.39
Class 529-C	694,312	34,090	20.37
Class 529-E	112,203	5,509	20.37
Class 529-F-1	81,845	4,019	20.36
Class R-1	120,923	5,959	20.29
Class R-2	1,157,599	57,021	20.30
Class R-3	2,617,530	128,814	20.32
Class R-4	3,005,761	147,531	20.37
Class R-5	2,049,911	100,422	20.41
Class R-6	2,150,551	105,401	20.40

See Notes to Financial Statements

American Balanced Fund	17

Statement of operations
for the year ended December 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $8,949)	$947,212
Interest	429,060	$1,376,272

Fees and expenses*:
Investment advisory services	128,211
Distribution services	182,494
Transfer agent services	66,762
Administrative services	12,803
Reports to shareholders	2,135
Registration statement and prospectus	876
Trustees’ compensation	833
Auditing and legal	128
Custodian	454
Other	3,154	397,850
Net investment income		978,422

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain on:
Investments	2,100,942
Currency transactions	970	2,101,912
Net unrealized appreciation on:
Investments	3,852,544
Currency translations	122	3,852,666
Net realized gain and unrealized appreciation on investments and currency		5,954,578
Net increase in net assets resulting from operations		$6,933,000

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended December 31
	2012	2011
Operations:
Net investment income	$978,422	$923,374
Net realized gain on investments and currency transactions	2,101,912	1,067,689
Net unrealized appreciation (depreciation) on investments and currency translations	3,852,666	(150,489)
Net increase in net assets resulting from operations	6,933,000	1,840,574

Dividends paid to shareholders from net investment income	(977,344)	(1,032,748)

Net capital share transactions	503,635	(1,924,854)

Total increase (decrease) in net assets	6,459,291	(1,117,028)

Net assets:
Beginning of year	49,414,489	50,531,517
End of year (including undistributed net investment income:
$79,783 and $54,645, respectively)	$55,873,780	$49,414,489

See Notes to Financial Statements

18	American Balanced Fund

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment

American Balanced Fund	19

securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer;

20	American Balanced Fund

actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Financials	$7,421,820	$—	$—	$7,421,820
Consumer discretionary	5,333,066	—	—	5,333,066
Industrials	5,267,745	—	—	5,267,745
Information technology	4,524,485	11,230	—	4,535,715
Health care	3,955,377	162,980	—	4,118,357
Energy	4,003,373	86,347	—	4,089,720
Consumer staples	2,468,492	519,437	—	2,987,929
Materials	2,032,394	—	—	2,032,394
Utilities	912,629	130,904	—	1,043,533
Telecommunication services	376,567	—	—	376,567
Miscellaneous	2,226,408	—	—	2,226,408
Bonds & notes:
Corporate bonds & notes	—	5,142,703	—	5,142,703
U.S. Treasury bonds & notes	—	4,466,345	—	4,466,345
Mortgage-backed obligations	—	4,259,055	—	4,259,055
Federal agency bonds & notes	—	182,939	—	182,939
Other	—	162,783	—	162,783
Miscellaneous	—	14,825	—	14,825
Short-term securities	—	3,150,281	—	3,150,281
Total	$38,522,356	$18,289,829	$—	$56,812,185

*	Securities with a market value of $899,668,000, which represented 1.61% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Balanced Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

22	American Balanced Fund

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2012, the fund reclassified $24,129,000 from accumulated net realized loss to undistributed net investment income and $69,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$83,372
Capital loss carryforward expiring 2017*	(1,810,298)
Gross unrealized appreciation on investment securities	12,062,929
Gross unrealized depreciation on investment securities	(662,219)
Net unrealized appreciation on investment securities	11,400,710
Cost of investment securities	45,411,475

*	Reflects the utilization of capital loss carryforward of $2,057,317,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2012	2011

Class A	$641,065	$683,562
Class B	15,571	29,810
Class C	49,332	62,169
Class F-1	25,793	20,555
Class F-2	7,506	6,282
Class 529-A	36,800	35,963
Class 529-B	1,576	2,703
Class 529-C	7,193	8,089
Class 529-E	1,725	1,794
Class 529-F-1	1,528	1,370
Class R-1	1,506	1,858
Class R-2	13,722	16,070
Class R-3	41,191	44,622
Class R-4	50,016	46,169
Class R-5	40,820	36,957
Class R-6	42,000	34,775
Total	$977,344	$1,032,748

American Balanced Fund	23

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. For the year ended December 31, 2012, the investment advisory services fee was $128,211,000, which was equivalent to an annualized rate of 0.239% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits

Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. Under this agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

24	American Balanced Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended December 31, 2012, were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services

Class A	$79,734	$43,767	$3,315	Not applicable
Class B	14,271	1,856	Not applicable	Not applicable
Class C	43,377	5,499	2,174	Not applicable
Class F-1	3,241	1,257	649	Not applicable
Class F-2	Not applicable	348	169	Not applicable
Class 529-A	4,347	1,870	986	$1,958
Class 529-B	1,590	175	80	159
Class 529-C	6,614	674	333	661
Class 529-E	537	77	54	107
Class 529-F-1	—	68	36	72
Class R-1	1,300	134	65	Not applicable
Class R-2	8,461	3,733	570	Not applicable
Class R-3	12,629	3,966	1,270	Not applicable
Class R-4	6,393	2,441	1,281	Not applicable
Class R-5	Not applicable	888	911	Not applicable
Class R-6	Not applicable	9	910	Not applicable
Total class-specific expenses	$182,494	$66,762	$12,803	$2,957

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $833,000, shown on the accompanying financial statements, includes $424,000 in current fees (either paid in cash or deferred) and a net increase of $409,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

American Balanced Fund	25

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2012

Class A	$4,502,559	229,859	$625,483	31,607	$(5,268,947)	(268,065)	$(140,905)	(6,599)
Class B	39,307	2,022	15,320	779	(849,109)	(43,720)	(794,482)	(40,919)
Class C	578,325	29,628	47,737	2,424	(1,029,078)	(52,881)	(403,016)	(20,829)
Class F-1	617,641	31,605	25,155	1,270	(295,386)	(15,008)	347,410	17,867
Class F-2	158,930	8,048	6,627	334	(60,218)	(3,069)	105,339	5,313
Class 529-A	361,529	18,494	36,792	1,861	(265,372)	(13,499)	132,949	6,856
Class 529-B	7,203	371	1,576	80	(72,927)	(3,741)	(64,148)	(3,290)
Class 529-C	120,563	6,172	7,190	364	(113,974)	(5,819)	13,779	717
Class 529-E	18,181	928	1,725	87	(18,106)	(922)	1,800	93
Class 529-F-1	24,921	1,272	1,528	77	(13,584)	(691)	12,865	658
Class R-1	30,006	1,542	1,501	76	(51,190)	(2,611)	(19,683)	(993)
Class R-2	313,814	16,118	13,712	697	(376,195)	(19,303)	(48,669)	(2,488)
Class R-3	708,104	36,294	41,160	2,087	(744,628)	(38,062)	4,636	319
Class R-4	1,214,962	61,671	50,012	2,526	(687,947)	(34,977)	577,027	29,220
Class R-5	674,969	34,246	40,816	2,058	(408,465)	(20,625)	307,320	15,679
Class R-6	646,120	32,698	42,000	2,119	(216,707)	(10,974)	471,413	23,843
Total net increase (decrease)	$10,017,134	510,968	$958,334	48,446	$(10,471,833)	(533,967)	$503,635	25,447

Year ended December 31, 2011

Class A	$4,223,895	231,805	$663,135	36,593	$(6,085,463)	(333,848)	$(1,198,433)	(65,450)
Class B	50,910	2,801	29,043	1,604	(947,064)	(52,262)	(867,111)	(47,857)
Class C	510,355	28,097	59,584	3,300	(968,478)	(53,503)	(398,539)	(22,106)
Class F-1	333,652	18,400	19,875	1,097	(250,726)	(13,764)	102,801	5,733
Class F-2	113,096	6,191	5,401	299	(72,215)	(3,978)	46,282	2,512
Class 529-A	324,687	17,841	35,952	1,987	(223,405)	(12,285)	137,234	7,543
Class 529-B	8,599	472	2,701	149	(79,212)	(4,365)	(67,912)	(3,744)
Class 529-C	107,912	5,932	8,086	446	(100,915)	(5,556)	15,083	822
Class 529-E	17,915	985	1,794	99	(15,145)	(835)	4,564	249
Class 529-F-1	14,927	817	1,370	76	(13,573)	(742)	2,724	151
Class R-1	30,531	1,691	1,853	103	(44,023)	(2,428)	(11,639)	(634)
Class R-2	294,617	16,251	16,060	890	(377,220)	(20,830)	(66,543)	(3,689)
Class R-3	567,426	31,306	44,594	2,469	(727,831)	(40,079)	(115,811)	(6,304)
Class R-4	664,130	36,562	46,159	2,550	(600,219)	(32,894)	110,070	6,218
Class R-5	395,594	21,673	36,954	2,038	(457,935)	(25,097)	(25,387)	(1,386)
Class R-6	511,243	27,945	34,770	1,920	(138,250)	(7,565)	407,763	22,300
Total net increase (decrease)	$8,169,489	448,769	$1,007,331	55,620	$(11,101,674)	(610,031)	$(1,924,854)	(105,642)

*	Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,547,025,000 and $25,286,825,000, respectively, during the year ended December 31, 2012.

26	American Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]	Ratio of net income to average net assets[2,4]

Class A:
Year ended 12/31/2012	$18.21	$.38	$2.19	$2.57	$(.38)	$—	$(.38)	$20.40	14.19%	$34,272	.63%	.63%	1.94%
Year ended 12/31/2011	17.93	.36	.32	.68	(.40)	—	(.40)	18.21	3.82	30,716	.62	.62	1.97
Year ended 12/31/2010	16.21	.40	1.68	2.08	(.36)	—	(.36)	17.93	13.02	31,409	.63	.63	2.42
Year ended 12/31/2009	13.78	.40	2.44	2.84	(.41)	—	(.41)	16.21	21.08	29,675	.67	.67	2.80
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	26,972	.61	.59	2.96
Class B:
Year ended 12/31/2012	18.16	.23	2.19	2.42	(.23)	—	(.23)	20.35	13.35	1,123	1.38	1.38	1.17
Year ended 12/31/2011	17.87	.22	.33	.55	(.26)	—	(.26)	18.16	3.08	1,745	1.38	1.38	1.21
Year ended 12/31/2010	16.16	.28	1.66	1.94	(.23)	—	(.23)	17.87	12.12	2,573	1.38	1.38	1.66
Year ended 12/31/2009	13.73	.29	2.44	2.73	(.30)	—	(.30)	16.16	20.24	3,305	1.43	1.43	2.06
Year ended 12/31/2008	19.25	.37	(5.34)	(4.97)	(.41)	(.14)	(.55)	13.73	(26.33)	3,455	1.38	1.35	2.18
Class C:
Year ended 12/31/2012	18.13	.22	2.18	2.40	(.22)	—	(.22)	20.31	13.30	4,334	1.42	1.42	1.14
Year ended 12/31/2011	17.85	.21	.32	.53	(.25)	—	(.25)	18.13	3.00	4,247	1.42	1.42	1.17
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	—	(.23)	17.85	12.11	4,576	1.43	1.43	1.61
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	—	(.30)	16.14	20.16	4,429	1.45	1.45	2.02
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	4,128	1.42	1.40	2.14
Class F-1:
Year ended 12/31/2012	18.21	.38	2.18	2.56	(.38)	—	(.38)	20.39	14.13	1,500	.64	.64	1.94
Year ended 12/31/2011	17.92	.36	.33	.69	(.40)	—	(.40)	18.21	3.87	1,014	.63	.63	1.96
Year ended 12/31/2010	16.21	.40	1.67	2.07	(.36)	—	(.36)	17.92	12.95	895	.63	.63	2.41
Year ended 12/31/2009	13.78	.41	2.44	2.85	(.42)	—	(.42)	16.21	21.13	885	.64	.64	2.85
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	946	.61	.58	2.96
Class F-2:
Year ended 12/31/2012	18.21	.43	2.18	2.61	(.43)	—	(.43)	20.39	14.40	419	.40	.40	2.18
Year ended 12/31/2011	17.92	.40	.33	.73	(.44)	—	(.44)	18.21	4.12	277	.40	.40	2.19
Year ended 12/31/2010	16.21	.44	1.67	2.11	(.40)	—	(.40)	17.92	13.21	228	.40	.40	2.63
Year ended 12/31/2009	13.78	.43	2.45	2.88	(.45)	—	(.45)	16.21	21.41	164	.41	.41	2.87
Period from 8/5/2008 to 12/31/2008[5]	17.44	.21	(3.59)	(3.38)	(.28)	—	(.28)	13.78	(19.51)	39	.17	.16	1.45
Class 529-A:
Year ended 12/31/2012	18.19	.36	2.19	2.55	(.36)	—	(.36)	20.38	14.12	2,101	.71	.71	1.86
Year ended 12/31/2011	17.91	.34	.33	.67	(.39)	—	(.39)	18.19	3.75	1,751	.70	.70	1.89
Year ended 12/31/2010	16.19	.39	1.68	2.07	(.35)	—	(.35)	17.91	12.97	1,589	.69	.69	2.35
Year ended 12/31/2009	13.77	.39	2.43	2.82	(.40)	—	(.40)	16.19	20.97	1,291	.73	.73	2.73
Year ended 12/31/2008	19.29	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.77	(25.76)	1,030	.68	.65	2.90
Class 529-B:
Year ended 12/31/2012	18.19	.21	2.19	2.40	(.20)	—	(.20)	20.39	13.24	134	1.50	1.50	1.05
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	—	(.24)	18.19	2.95	180	1.49	1.49	1.09
Year ended 12/31/2010	16.19	.26	1.66	1.92	(.21)	—	(.21)	17.90	11.99	244	1.48	1.48	1.56
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	—	(.29)	16.19	20.09	284	1.53	1.53	1.95
Year ended 12/31/2008	19.28	.35	(5.34)	(4.99)	(.39)	(.14)	(.53)	13.76	(26.36)	251	1.48	1.46	2.09
Class 529-C:
Year ended 12/31/2012	18.19	.21	2.18	2.39	(.21)	—	(.21)	20.37	13.19	694	1.49	1.49	1.08
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	—	(.24)	18.19	3.00	607	1.48	1.48	1.11
Year ended 12/31/2010	16.19	.26	1.67	1.93	(.22)	—	(.22)	17.90	12.03	583	1.48	1.48	1.57
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	—	(.29)	16.19	20.10	507	1.52	1.52	1.94
Year ended 12/31/2008	19.29	.35	(5.35)	(5.00)	(.39)	(.14)	(.53)	13.76	(26.40)	420	1.48	1.45	2.09
Class 529-E:
Year ended 12/31/2012	18.18	.31	2.19	2.50	(.31)	—	(.31)	20.37	13.84	112	.97	.97	1.60
Year ended 12/31/2011	17.90	.30	.32	.62	(.34)	—	(.34)	18.18	3.47	98	.97	.97	1.62
Year ended 12/31/2010	16.19	.35	1.66	2.01	(.30)	—	(.30)	17.90	12.59	92	.97	.97	2.07
Year ended 12/31/2009	13.76	.35	2.44	2.79	(.36)	—	(.36)	16.19	20.71	80	1.02	1.02	2.45
Year ended 12/31/2008	19.28	.44	(5.34)	(4.90)	(.48)	(.14)	(.62)	13.76	(25.99)	65	.97	.95	2.60

See page 28 for footnotes.

American Balanced Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]		Ratio of net income to average net assets[2,4]

Class 529-F-1:
Year ended 12/31/2012	$18.18	$.41	$2.18	$2.59	$(.41)	$—	$(.41)	$20.36	14.32%	$82	.49%	.49%		2.09%
Year ended 12/31/2011	17.90	.38	.33	.71	(.43)	—	(.43)	18.18	3.98	61	.48	.48		2.11
Year ended 12/31/2010	16.19	.43	1.67	2.10	(.39)	—	(.39)	17.90	13.15	57	.47	.47		2.57
Year ended 12/31/2009	13.76	.42	2.44	2.86	(.43)	—	(.43)	16.19	21.31	42	.52	.52		2.93
Year ended 12/31/2008	19.28	.52	(5.34)	(4.82)	(.56)	(.14)	(.70)	13.76	(25.61)	31	.47	.45		3.11
Class R-1:
Year ended 12/31/2012	18.12	.23	2.17	2.40	(.23)	—	(.23)	20.29	13.28	121	1.40	1.40		1.16
Year ended 12/31/2011	17.83	.22	.33	.55	(.26)	—	(.26)	18.12	3.09	126	1.40	1.40		1.19
Year ended 12/31/2010	16.13	.27	1.66	1.93	(.23)	—	(.23)	17.83	12.10	135	1.40	1.40		1.65
Year ended 12/31/2009	13.71	.29	2.43	2.72	(.30)	—	(.30)	16.13	20.22	120	1.43	1.43		2.03
Year ended 12/31/2008	19.22	.37	(5.33)	(4.96)	(.41)	(.14)	(.55)	13.71	(26.30)	89	1.38	1.35		2.21
Class R-2:
Year ended 12/31/2012	18.13	.23	2.18	2.41	(.24)	—	(.24)	20.30	13.31	1,158	1.37	1.37		1.20
Year ended 12/31/2011	17.85	.22	.32	.54	(.26)	—	(.26)	18.13	3.05	1,079	1.38	1.38		1.21
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	—	(.23)	17.85	12.14	1,128	1.40	1.40		1.64
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	—	(.30)	16.14	20.14	1,054	1.47	1.47		1.99
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	855	1.42	1.39		2.15
Class R-3:
Year ended 12/31/2012	18.14	.32	2.18	2.50	(.32)	—	(.32)	20.32	13.83	2,617	.95	.95		1.62
Year ended 12/31/2011	17.86	.30	.32	.62	(.34)	—	(.34)	18.14	3.50	2,331	.95	.95		1.64
Year ended 12/31/2010	16.15	.35	1.67	2.02	(.31)	—	(.31)	17.86	12.64	2,408	.94	.94		2.10
Year ended 12/31/2009	13.73	.36	2.43	2.79	(.37)	—	(.37)	16.15	20.73	2,326	.97	.97		2.49
Year ended 12/31/2008	19.24	.45	(5.33)	(4.88)	(.49)	(.14)	(.63)	13.73	(25.94)	1,959	.90	.87		2.65
Class R-4:
Year ended 12/31/2012	18.19	.38	2.18	2.56	(.38)	—	(.38)	20.37	14.14	3,006	.64	.64		1.94
Year ended 12/31/2011	17.91	.35	.33	.68	(.40)	—	(.40)	18.19	3.80	2,152	.65	.65		1.94
Year ended 12/31/2010	16.19	.40	1.68	2.08	(.36)	—	(.36)	17.91	13.01	2,007	.65	.65		2.39
Year ended 12/31/2009	13.76	.40	2.44	2.84	(.41)	—	(.41)	16.19	21.09	1,736	.67	.67		2.75
Year ended 12/31/2008	19.28	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.76	(25.75)	1,395	.65	.62		2.92
Class R-5:
Year ended 12/31/2012	18.22	.44	2.19	2.63	(.44)	—	(.44)	20.41	14.51	2,050	.35	.35		2.23
Year ended 12/31/2011	17.94	.41	.32	.73	(.45)	—	(.45)	18.22	4.11	1,544	.35	.35		2.24
Year ended 12/31/2010	16.22	.45	1.68	2.13	(.41)	—	(.41)	17.94	13.32	1,545	.35	.35		2.69
Year ended 12/31/2009	13.79	.45	2.43	2.88	(.45)	—	(.45)	16.22	21.44	1,332	.37	.37		3.19
Year ended 12/31/2008	19.32	.54	(5.35)	(4.81)	(.58)	(.14)	(.72)	13.79	(25.52)	1,418	.35	.33		3.28
Class R-6:
Year ended 12/31/2012	18.21	.45	2.19	2.64	(.45)	—	(.45)	20.40	14.57	2,151	.30	.30		2.28
Year ended 12/31/2011	17.93	.42	.32	.74	(.46)	—	(.46)	18.21	4.16	1,486	.30	.30		2.30
Year ended 12/31/2010	16.21	.46	1.67	2.13	(.41)	—	(.41)	17.93	13.38	1,063	.30	.30		2.75
Period from 5/1/2009 to 12/31/2009[5]	13.64	.30	2.61	2.91	(.34)	—	(.34)	16.21	21.52	590	.33	6.33	6	2.94	6

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	54%	47%	37%	46%	41%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .25 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Annualized.

See Notes to Financial Statements

28	American Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund), including the summary investment portfolio, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 11, 2013

American Balanced Fund	29

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2012:

			10 years/
	1 year	5 years	Life of class[1]
Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	8.35%	2.66%	6.44%
Not reflecting CDSC	13.35	3.02	6.44

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	12.30	2.98	6.22
Not reflecting CDSC	13.30	2.98	6.22

Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	14.13	3.79	7.07

Class F-2 shares[3] — first sold 8/5/08
Not reflecting annual asset-based fee charged by sponsoring firm	14.40	—	6.46

Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	7.56	2.51	6.39
Not reflecting maximum sales charge	14.12	3.73	7.02

Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	8.24	2.56	6.30
Not reflecting CDSC	13.24	2.92	6.30

Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	12.19	2.91	6.15
Not reflecting CDSC	13.19	2.91	6.15

Class 529-E shares[3,4]	13.84	3.45	6.69

Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	14.32	3.95	7.15

[1]	Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
[2]	These shares are not available for purchase.
[3]	These shares are sold without any initial or contingent deferred sales charge.
[4]	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

30	American Balanced Fund

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2012, through December 31, 2012).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Balanced Fund	31

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period*	Annualized expense ratio

Class A — actual return	$1,000.00	$1,060.84	$3.21	.62%
Class A — assumed 5% return	1,000.00	1,022.02	3.15	.62
Class B — actual return	1,000.00	1,056.98	6.98	1.35
Class B — assumed 5% return	1,000.00	1,018.35	6.85	1.35
Class C — actual return	1,000.00	1,056.42	7.29	1.41
Class C — assumed 5% return	1,000.00	1,018.05	7.15	1.41
Class F-1 — actual return	1,000.00	1,060.22	3.37	.65
Class F-1 — assumed 5% return	1,000.00	1,021.87	3.30	.65
Class F-2 — actual return	1,000.00	1,061.52	2.07	.40
Class F-2 — assumed 5% return	1,000.00	1,023.13	2.03	.40
Class 529-A — actual return	1,000.00	1,060.47	3.68	.71
Class 529-A — assumed 5% return	1,000.00	1,021.57	3.61	.71
Class 529-B — actual return	1,000.00	1,056.14	7.65	1.48
Class 529-B — assumed 5% return	1,000.00	1,017.70	7.51	1.48
Class 529-C — actual return	1,000.00	1,056.39	7.70	1.49
Class 529-C — assumed 5% return	1,000.00	1,017.65	7.56	1.49
Class 529-E — actual return	1,000.00	1,059.18	4.97	.96
Class 529-E — assumed 5% return	1,000.00	1,020.31	4.88	.96
Class 529-F-1 — actual return	1,000.00	1,061.16	2.54	.49
Class 529-F-1 — assumed 5% return	1,000.00	1,022.67	2.49	.49
Class R-1 — actual return	1,000.00	1,056.48	7.24	1.40
Class R-1 — assumed 5% return	1,000.00	1,018.10	7.10	1.40
Class R-2 — actual return	1,000.00	1,056.72	7.03	1.36
Class R-2 — assumed 5% return	1,000.00	1,018.30	6.90	1.36
Class R-3 — actual return	1,000.00	1,058.83	4.92	.95
Class R-3 — assumed 5% return	1,000.00	1,020.36	4.82	.95
Class R-4 — actual return	1,000.00	1,060.32	3.31	.64
Class R-4 — assumed 5% return	1,000.00	1,021.92	3.25	.64
Class R-5 — actual return	1,000.00	1,062.28	1.76	.34
Class R-5 — assumed 5% return	1,000.00	1,023.43	1.73	.34
Class R-6 — actual return	1,000.00	1,062.57	1.56	.30
Class R-6 — assumed 5% return	1,000.00	1,023.63	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2012:

Qualified dividend income	$919,614,000
Corporate dividends received deduction	$808,031,000
U.S. government income that may be exempt from state taxation	$66,120,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

32	American Balanced Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Balanced Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	American Balanced Fund

Board of trustees and other officers

“Independent” trustees[1]
Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

William H. Baribault, 67	2012	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	64	None
Vanessa C. L. Chang, 60	2012	Director, EL & EL Investments (real estate)	6	Edison International; Transocean Ltd.
Linda Griego, 65	2012	President and CEO, Griego Enterprises, Inc. (business management company); President, Zapgo Entertainment LLC (television production company focused on programming for the Latino market)	3	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 65	1993	Retired; former Treasurer, The Washington Post Company	9	None
William D. Jones, 57	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	7	Sempra Energy
James J. Postl, 67	2007	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services)	3	Cooper Industries; Pulte, Inc.
Margaret Spellings, 55	2012	President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education	64	None
Isaac Stein, 66 Chairman of the Board(Independent and Non-Executive)	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Robert A. Fox, John Lillie and John G. McDonald have retired from the board. Mr. Fox was first elected a trustee of the fund in 1976, Mr. Lillie in 2003 and Prof. McDonald in 1975. The trustees thank Messrs. Fox and Lillie and Prof. McDonald for their dedication and service to the fund.

“Interested” trustee[5,6]
Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Gregory D. Johnson, 49 Vice Chairman of the Board and President	2003	Senior Vice President — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

American Balanced Fund	35

Other officers[6]
Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Hilda L. Applbaum, 52 Senior Vice President	1999	Senior Vice President — Capital World Investors, Capital Research and Management Company
Jeffrey T. Lager, 44 Senior Vice President	2002	Senior Vice President — Capital World Investors, Capital Research and Management Company
James R. Mulally, 60 Senior Vice President	2009	Senior Vice President — Fixed Income, Capital Research and Management Company
Paul F. Roye, 59 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company;[7] former Director, Division of Investment Management, United States Securities and Exchange Commission
John H. Smet, 56 Senior Vice President	2000	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Alan N. Berro, 52 Vice President	2010	Senior Vice President — Capital World Investors, Capital Research and Management Company
Donald H. Rolfe, 40 Vice President	2012	Chief Compliance Officer, Capital Research Company;7 Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Patrick F. Quan, 54 Secretary	1986	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 41 Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Julie E. Lawton, 39 Assistant Secretary	2009	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 61 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 38 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	”Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	American Balanced Fund

Office of the fund One Market

Steuart Tower, Suite 2000

Mailing address: P.O. Box 7650

San Francisco, CA 94120-7650

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2012, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

1	As of 12/31/12.
2	Based on Class A share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives
¾	Growth funds AMCAP Fund® EuroPacific Growth Fund® The Growth Fund of America® The New Economy Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund®
¾	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM
¾	Equity-income funds Capital Income Builder® The Income Fund of America®
¾	Balanced funds American Balanced Fund® American Funds Global Balanced FundSM
¾	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®
¾	Tax-exempt bond funds American Funds Short-Term Tax-Exempt Bond Fund® American High-Income Municipal Bond Fund® Limited Term Tax-Exempt Bond Fund of America® The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds American Funds Tax-Exempt Fund of New York® The Tax-Exempt Fund of California® The Tax-Exempt Fund of Maryland® The Tax-Exempt Fund of Virginia®
¾	Money market fund American Funds Money Market Fund®
¾	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM
¾	American Funds Target Date Retirement Series®
¾	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$86,000
2012	$88,000

b) Audit-Related Fees:
2011	$15,000
2012	$17,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$7,000
2012	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:

2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$911,000
2012	$1,055,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$43,000
2012	$34,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$4,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,605,000 for fiscal year 2011 and $1,585,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund®
Investment portfolio

December 31, 2012

Common stocks — 70.57%	Shares	Value (000)

FINANCIALS — 13.28%
Wells Fargo & Co.	43,272,500	$1,479,054
Berkshire Hathaway Inc., Class A1	8,777	1,176,645
American Express Co.	16,224,000	932,556
Goldman Sachs Group, Inc.	6,686,700	852,955
ACE Ltd.	5,150,000	410,970
Citigroup Inc.	9,500,000	375,820
JPMorgan Chase & Co.	8,295,215	364,741
Weyerhaeuser Co.	12,315,242	342,610
SunTrust Banks, Inc.	9,500,000	269,325
American Tower Corp.	3,350,000	258,854
BlackRock, Inc.	1,000,000	206,710
Moody’s Corp.	2,975,000	149,702
U.S. Bancorp	4,410,000	140,855
Bank of America Corp.	8,000,000	92,800
Allstate Corp.	2,250,000	90,382
HDFC Bank Ltd. (ADR)	2,200,000	89,584
Chubb Corp.	1,000,000	75,320
Progressive Corp.	3,130,000	66,043
T. Rowe Price Group, Inc.	720,000	46,894
		7,421,820

CONSUMER DISCRETIONARY — 9.54%
Home Depot, Inc.	28,925,000	1,789,011
Amazon.com, Inc.[1]	4,278,000	1,074,377
Comcast Corp., Class A	20,310,000	759,188
VF Corp.	1,750,000	264,198
Time Warner Inc.	5,000,000	239,150
General Motors Co.[1]	7,500,000	216,225
DIRECTV[1]	3,945,000	197,881
Macy’s, Inc.	4,500,000	175,590
Walt Disney Co.	3,500,000	174,265
Las Vegas Sands Corp.	3,221,423	148,701
Starbucks Corp.	2,500,000	134,050
NIKE, Inc., Class B	1,654,442	85,369
Johnson Controls, Inc.	2,445,000	75,061
		5,333,066

INDUSTRIALS — 9.43%
Boeing Co.	15,425,000	1,162,428
Union Pacific Corp.	7,793,187	979,759
Lockheed Martin Corp.	6,913,956	638,089
General Electric Co.	26,600,000	558,334
Deere & Co.	5,640,000	487,409
Parker-Hannifin Corp.	4,100,000	348,746
Cummins Inc.	2,695,000	292,003
United Technologies Corp.	3,030,000	248,491
General Dynamics Corp.	1,865,000	129,189
Honeywell International Inc.	1,500,000	95,205
Northrop Grumman Corp.	1,250,000	84,475
Rockwell Collins, Inc.	1,400,000	81,438
Emerson Electric Co.	1,495,000	79,175
C.H. Robinson Worldwide, Inc.	850,000	53,737
Expeditors International of Washington, Inc.	740,000	29,267
		5,267,745

INFORMATION TECHNOLOGY — 8.12%
Texas Instruments Inc.	24,760,000	766,074
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	44,400,000	761,904
Oracle Corp.	20,542,591	684,479
Microsoft Corp.	24,280,000	649,004
TE Connectivity Ltd.	8,880,000	329,626
Google Inc., Class A1	440,000	312,123
Maxim Integrated Products, Inc.	9,420,000	276,948
ASML Holding NV (New York registered)	3,314,080	213,460
ASML Holding NV2	173,472	11,230
Corning Inc.	15,000,000	189,300
Paychex, Inc.	3,477,000	108,274
EMC Corp.[1]	4,000,000	101,200
Analog Devices, Inc.	2,000,000	84,120
Apple Inc.	90,000	47,973
		4,535,715

HEALTH CARE — 7.37%
Merck & Co., Inc.	23,174,575	948,767
Bristol-Myers Squibb Co.	16,830,000	548,490
Gilead Sciences, Inc.[1]	7,100,000	521,495
UnitedHealth Group Inc.	9,295,000	504,161
Baxter International Inc.	6,225,000	414,959
Pfizer Inc	12,750,000	319,770
Johnson & Johnson	4,100,000	287,410
Cardinal Health, Inc.	5,500,000	226,490
Roche Holding AG2	800,000	162,980
Quest Diagnostics Inc.	2,450,000	142,761
Teva Pharmaceutical Industries Ltd. (ADR)	1,100,000	41,074
		4,118,357

ENERGY — 7.32%
Chevron Corp.	13,937,000	1,507,147
Royal Dutch Shell PLC, Class B (ADR)	15,504,700	1,099,128
ConocoPhillips	4,000,000	231,960
Kinder Morgan, Inc.	5,980,000	211,273
Southwestern Energy Co.[1]	6,210,000	207,476
Concho Resources Inc.[1]	2,180,000	175,621
Transocean Ltd.	2,500,000	111,625
Occidental Petroleum Corp.	1,200,000	91,932
Technip SA2	750,000	86,347
Baker Hughes Inc.	2,050,000	83,722
Cimarex Energy Co.	1,180,000	68,121
Suncor Energy Inc.	2,000,000	65,769
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,825,000	55,003
Apache Corp.	675,000	52,988
TOTAL SA (ADR)	800,000	41,608
		4,089,720

CONSUMER STAPLES — 5.35%
Costco Wholesale Corp.	6,337,326	625,938
Nestlé SA2	7,970,000	519,437
Nestlé SA (ADR)	1,500,000	97,755
Procter & Gamble Co.	8,230,000	558,735
Philip Morris International Inc.	5,920,000	495,149
PepsiCo, Inc.	4,770,000	326,411
Unilever NV (New York registered)	3,635,000	139,220
Coca-Cola Co.	2,580,000	93,525
Colgate-Palmolive Co.	700,000	73,178
Mondelez International, Inc.	2,300,000	58,581
		2,987,929

MATERIALS — 3.64%
Potash Corp. of Saskatchewan Inc.	13,671,860	556,308
E.I. du Pont de Nemours and Co.	6,750,000	303,547
Dow Chemical Co.	9,330,000	301,546
Nucor Corp.	4,000,000	172,720
Cliffs Natural Resources Inc.	4,133,000	159,368
Mosaic Co.	2,750,000	155,732
Alcoa Inc.	17,500,000	151,900
Monsanto Co.	1,300,000	123,045
Steel Dynamics, Inc.	5,179,668	71,117
Barrick Gold Corp.	1,060,000	37,111
		2,032,394

UTILITIES — 1.87%
PG&E Corp.	7,660,000	307,779
Exelon Corp.	8,410,000	250,113
FirstEnergy Corp.	4,284,400	178,917
National Grid PLC[2]	11,428,275	130,904
Duke Energy Corp.	1,693,333	108,035
Edison International	1,500,000	67,785
		1,043,533

TELECOMMUNICATION SERVICES — 0.67%
AT&T Inc.	7,320,000	246,757
Verizon Communications Inc.	3,000,000	129,810
		376,567

MISCELLANEOUS — 3.98%
Other common stocks in initial period of acquisition		2,226,408

Total common stocks (cost: $28,786,758,000)		39,433,254

	Principal amount
Bonds & notes — 25.47%	(000)

CORPORATE BONDS & NOTES — 9.21%
FINANCIALS — 2.63%
Goldman Sachs Group, Inc. 3.625% 2016	$46,650	49,405
Murray Street Investment Trust I 4.647% 2017	20,000	21,647
Goldman Sachs Group, Inc. 5.25% 2021	20,000	22,817
Goldman Sachs Group, Inc. 5.75% 2022	20,000	23,663
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	4,445	4,768
Westfield Group 5.75% 2015[3]	16,250	18,152
Westfield Group 5.70% 2016[3]	30,520	34,871
Westfield Group 7.125% 2018[3]	15,750	19,422
Westfield Group 4.625% 2021[3]	25,000	28,014
Citigroup Inc. 1.16% 2013[4]	35,000	35,004
Citigroup Inc. 4.587% 2015	20,950	22,886
Citigroup Inc. 3.953% 2016	13,050	14,054
Citigroup Inc. 8.50% 2019	8,416	11,323
Bank of America Corp., Series L, 3.625% 2016	13,820	14,651
Bank of America Corp. 3.75% 2016	21,955	23,481
Bank of America Corp. 5.75% 2017	13,650	15,922
Bank of America Corp. 5.625% 2020	15,500	18,390
Bank of America Corp. 5.00% 2021	7,750	8,855
Prologis, Inc. 5.625% 2015	10,425	11,510
Prologis, Inc. 6.625% 2018	18,100	21,879
Prologis, Inc. 6.625% 2019	2,851	3,399
Prologis, Inc. 7.375% 2019	19,835	24,607
Kimco Realty Corp., Series C, 4.82% 2014	13,000	13,678
Kimco Realty Corp., Series C, 5.783% 2016	14,000	15,727
Kimco Realty Corp. 5.70% 2017	21,180	24,414
Barclays Bank PLC 2.50% 2013	8,500	8,511
Barclays Bank PLC 2.375% 2014	20,000	20,343
Barclays Bank PLC 5.125% 2020	18,000	20,514
Wells Fargo & Co. 3.676% 2016	19,000	20,552
Wells Fargo & Co. 4.60% 2021	25,000	28,778
JPMorgan Chase & Co. 3.45% 2016	15,000	15,938
JPMorgan Chase & Co. 3.25% 2022	31,000	31,952
CNA Financial Corp. 5.85% 2014	25,000	27,155
CNA Financial Corp. 6.50% 2016	16,000	18,470
ERP Operating LP 5.375% 2016	25,000	28,475
ERP Operating LP 4.75% 2020	12,000	13,506
Monumental Global Funding 5.50% 2013[3]	12,000	12,173
Monumental Global Funding III 0.54% 2014[3,4]	29,000	28,980
Simon Property Group, LP 6.75% 2014	8,495	9,064
Simon Property Group, LP 5.875% 2017	15,165	17,967
Simon Property Group, LP 1.50% 2018[3]	13,825	13,758
Hospitality Properties Trust 6.30% 2016	12,631	13,938
Hospitality Properties Trust 6.70% 2018	21,025	24,156
ACE INA Holdings Inc. 5.875% 2014	20,000	21,486
ACE INA Holdings Inc. 2.60% 2015	12,665	13,304
BNP Paribas 3.60% 2016	19,000	20,121
BNP Paribas 5.00% 2021	12,750	14,331
American International Group, Inc. 3.00% 2015	26,000	27,066
American International Group, Inc. 4.875% 2016	6,000	6,715
Toyota Motor Credit Corp. 1.375% 2013	16,500	16,601
Toyota Motor Credit Corp. 0.875% 2015	16,000	16,075
Royal Bank of Scotland PLC 3.40% 2013	13,150	13,347
Royal Bank of Scotland PLC 3.95% 2015	16,000	16,999
MetLife Global Funding I 5.125% 2013[3]	12,000	12,151
MetLife Global Funding I 2.50% 2015[3]	16,000	16,700
American Express Co. 6.15% 2017	22,800	27,493
Morgan Stanley, Series F, 2.875% 2014	18,000	18,307
Morgan Stanley 3.80% 2016	8,700	9,138
Berkshire Hathaway Inc. 2.20% 2016	23,000	24,012
Standard Chartered PLC 3.20% 2016[3]	21,000	22,094
Boston Properties, Inc. 3.70% 2018	20,000	21,745
Bank of Nova Scotia 2.55% 2017	20,000	21,059
US Bancorp., Series T, 1.65% 2017	19,500	19,882
UBS AG 2.25% 2014	18,500	18,772
Bank of New York Mellon Corp., Series G, 2.50% 2016	17,000	17,823
ANZ National (International) Ltd. 3.125% 2015[3]	16,500	17,299
HCP, Inc. 5.375% 2021	15,000	17,094
BB&T Corp., Series C, 1.60% 2017	16,750	16,964
Westpac Banking Corp. 3.00% 2015	15,300	16,238
Principal Life Insurance Co. 5.30% 2013	15,500	15,723
Prudential Holdings, LLC, Series C, 8.695% 2023[3,5]	11,500	15,090
Regions Financial Corp. 7.75% 2014	13,000	14,447
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	13,000	13,216
Ford Motor Credit Co. 2.50% 2016	13,000	13,167
Toronto-Dominion Bank 2.375% 2016	12,000	12,618
AvalonBay Communities, Inc. 2.85% 2023	12,550	12,402
Mack-Cali Realty Corp. 2.50% 2017	11,780	11,915
Santander Issuances, SA Unipersonal 6.50% 2019[3,4]	11,500	11,730
American Tower Corp. 4.625% 2015	10,000	10,635
Nationwide Mutual Insurance Co. 5.81% 2024[3,4]	8,150	7,905
Developers Diversified Realty Corp. 7.875% 2020	5,215	6,690
AXA SA, Series B, junior subordinated 6.379% (undated)[3,4]	6,680	6,580
		1,471,703

HEALTH CARE — 1.03%
Cardinal Health, Inc. 4.00% 2015	37,100	39,891
Cardinal Health, Inc. 5.80% 2016	17,500	20,293
Cardinal Health, Inc. 4.625% 2020	20,000	22,715
Cardinal Health, Inc. 3.20% 2022	16,850	17,385
Medco Health Solutions, Inc. 2.75% 2015	10,095	10,529
Express Scripts Inc. 3.125% 2016	23,000	24,262
Express Scripts Inc. 3.90% 2022[3]	20,565	22,193
Express Scripts Inc. 6.125% 2041[3]	15,000	19,153
Amgen Inc. 2.50% 2016	27,875	29,306
Amgen Inc. 2.125% 2017	16,000	16,587
Amgen Inc. 5.375% 2043	25,000	29,504
UnitedHealth Group Inc. 6.00% 2017	22,170	26,609
UnitedHealth Group Inc. 6.00% 2018	35,000	42,634
GlaxoSmithKline Capital Inc. 4.85% 2013	26,200	26,642
GlaxoSmithKline Capital Inc. 1.50% 2017	17,500	17,767
GlaxoSmithKline Capital Inc. 2.85% 2022	21,500	22,351
AbbVie Inc. 1.75% 2017[3]	16,000	16,187
AbbVie Inc. 2.90% 2022[3]	19,500	19,877
AbbVie Inc. 4.40% 2042[3]	22,200	23,625
Gilead Sciences, Inc. 3.05% 2016	18,425	19,746
Gilead Sciences, Inc. 4.40% 2021	4,870	5,556
Humana Inc. 3.15% 2022	20,000	19,907
Merck & Co., Inc. 2.40% 2022	18,000	18,023
Novartis Capital Corp. 2.90% 2015	16,000	16,828
Biogen Idec Inc. 6.00% 2013	13,500	13,617
Coventry Health Care, Inc. 6.30% 2014	11,955	12,919
DENTSPLY International Inc. 2.75% 2016	9,830	10,205
Aetna Inc. 1.50% 2017	5,400	5,415
McKesson Corp. 2.70% 2022	2,800	2,803
Catholic Health Initiatives, Series 2012, 1.60% 2017	2,000	2,024
		574,553

INDUSTRIALS — 0.97%
General Electric Capital Corp. 0.981% 2014[4]	50,000	50,286
General Electric Co. 0.85% 2015	19,500	19,581
General Electric Capital Corp. 1.00% 2015	13,700	13,764
General Electric Capital Corp., Series A, 2.25% 2015	21,500	22,217
General Electric Capital Corp. 2.95% 2016	9,305	9,807
General Electric Capital Corp. 1.60% 2017	16,000	16,023
General Electric Capital Corp. 2.30% 2017	26,100	27,082
General Electric Capital Corp. 2.10% 2019	5,500	5,519
General Electric Capital Corp., Series A, 6.00% 2019	15,000	18,260
General Electric Capital Corp. 3.15% 2022	22,000	22,498
General Electric Co. 4.125% 2042	20,000	20,594
United Technologies Corp. 1.80% 2017	8,435	8,689
United Technologies Corp. 3.10% 2022	46,000	48,757
United Technologies Corp. 4.50% 2042	22,060	24,537
Burlington Northern Santa Fe LLC 7.00% 2014	31,850	34,009
Burlington Northern Santa Fe LLC 4.10% 2021	7,000	7,814
Union Pacific Corp. 5.75% 2017	4,325	5,189
Union Pacific Corp. 5.70% 2018	29,150	35,407
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[5]	2,742	2,866
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[5]	6,688	7,154
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	3,747	4,083
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	6,864	7,525
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	6,482	7,097
Waste Management, Inc. 2.60% 2016	8,890	9,318
Waste Management, Inc. 4.60% 2021	15,000	17,010
Danaher Corp. 2.30% 2016	16,795	17,576
Atlas Copco AB 5.60% 2017[3]	14,000	16,408
Canadian National Railway Co. 4.95% 2014	6,000	6,275
Canadian National Railway Co. 1.45% 2016	8,900	9,062
American Airlines, Inc., Series 2011-2, Class A, 8.625% 2023[5]	14,102	14,657
CSX Corp. 5.75% 2013	7,670	7,749
CSX Corp. 6.25% 2015	5,990	6,711
Volvo Treasury AB 5.95% 2015[3]	9,460	10,329
Norfolk Southern Corp. 5.75% 2016	7,615	8,669
		542,522

CONSUMER STAPLES — 0.95%
Anheuser-Busch InBev NV 3.625% 2015	36,500	38,966
Anheuser-Busch InBev NV 4.125% 2015	16,500	17,639
Anheuser-Busch InBev NV 1.375% 2017	16,000	16,181
Anheuser-Busch InBev NV 7.75% 2019	20,000	26,727
Kraft Foods Inc. 2.25% 2017[3]	7,725	7,996
Kraft Foods Inc. 5.375% 2020[3]	10,472	12,582
Kraft Foods Inc. 3.50% 2022[3]	23,285	24,876
Kraft Foods Inc. 6.50% 2040[3]	20,000	26,310
PepsiCo, Inc. 3.10% 2015	17,000	17,850
PepsiCo, Inc. 2.50% 2016	15,000	15,807
PepsiCo, Inc. 7.90% 2018	15,000	20,259
Altria Group, Inc. 9.25% 2019	5,067	7,053
Altria Group, Inc. 9.95% 2038	13,500	22,257
Altria Group, Inc. 4.25% 2042	20,000	19,415
SABMiller Holdings Inc. 2.45% 2017[3]	20,245	21,117
SABMiller Holdings Inc. 4.95% 2042[3]	20,000	22,693
Wal-Mart Stores, Inc. 2.875% 2015	11,700	12,298
Wal-Mart Stores, Inc. 2.80% 2016	25,000	26,677
Coca-Cola Co. 1.50% 2015	18,970	19,439
Coca-Cola Co. 1.80% 2016	17,500	18,083
Pernod Ricard SA 2.95% 2017[3]	35,500	37,360
British American Tobacco International Finance PLC 2.125% 2017[3]	16,000	16,406
British American Tobacco International Finance PLC 9.50% 2018[3]	13,580	18,900
Kraft Foods Inc. 6.75% 2014	16,180	17,273
Kraft Foods Inc. 5.375% 2020	9,528	11,510
Procter & Gamble Co. 1.45% 2016	13,460	13,723
Reynolds American Inc. 3.25% 2022	11,420	11,482
Heineken NV 1.40% 2017[3]	7,485	7,468
		528,347

ENERGY — 0.93%
StatoilHydro ASA 2.90% 2014	13,285	13,832
StatoilHydro ASA 1.80% 2016	16,000	16,463
Statoil ASA 3.125% 2017	16,500	17,971
Statoil ASA 4.25% 2041	6,000	6,462
Kinder Morgan Energy Partners, LP 6.00% 2017	24,610	28,763
Kinder Morgan Energy Partners, LP 4.15% 2022	12,855	13,940
Shell International Finance BV 1.875% 2013	16,500	16,560
Shell International Finance BV 1.125% 2017	21,000	21,115
Total Capital SA 3.00% 2015	17,000	17,966
Total Capital International 2.875% 2022	10,770	11,252
Total Capital International 2.70% 2023	2,730	2,784
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	14,919
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	15,677
Southwestern Energy Co. 4.10% 2022	26,000	27,991
Woodside Finance Ltd. 4.60% 2021[3]	24,975	27,548
Enterprise Products Operating LLC 1.25% 2015	10,000	10,067
Enterprise Products Operating LLC 5.20% 2020	13,000	15,528
Transocean Inc. 2.50% 2017	6,000	6,068
Transocean Inc. 6.375% 2021	13,050	15,872
Transocean Inc. 7.35% 2041	1,880	2,499
Anadarko Petroleum Corp. 5.95% 2016	20,500	23,612
Cenovus Energy Inc. 4.50% 2014	15,000	15,920
Cenovus Energy Inc. 3.00% 2022	7,395	7,559
Devon Energy Corp. 1.875% 2017	9,315	9,503
Devon Energy Corp. 3.25% 2022	12,500	13,057
Apache Corp. 2.63% 2023	21,000	20,981
BG Energy Capital PLC 2.50% 2015[3]	7,200	7,520
BG Energy Capital PLC 2.875% 2016[3]	12,325	13,016
Petróleos Mexicanos 5.50% 2044	16,175	17,833
Williams Partners L.P. 4.125% 2020	13,500	14,670
Williams Partners L.P. 3.35% 2022	3,010	3,063
Marathon Oil Corp. 0.90% 2015	16,000	16,023
ConocoPhillips 1.05% 2017	16,000	15,962
Canadian Natural Resources Ltd. 5.70% 2017	11,925	14,057
TransCanada PipeLines Ltd. 0.875% 2015	13,000	13,081
Enbridge Inc. 5.60% 2017	10,000	11,631
		520,765

CONSUMER DISCRETIONARY — 0.84%
Time Warner Cable Inc. 6.75% 2018	37,620	47,032
Time Warner Cable Inc. 5.00% 2020	25,000	29,128
Time Warner Cable Inc. 4.00% 2021	15,000	16,478
Comcast Corp. 5.30% 2014	15,000	15,742
Comcast Corp. 6.30% 2017	16,750	20,563
Comcast Corp. 6.45% 2037	15,000	19,264
Comcast Corp. 6.95% 2037	24,250	32,911
DaimlerChrysler North America Holding Corp. 1.30% 2015[3]	16,000	16,102
DaimlerChrysler North America Holding Corp. 2.40% 2017[3]	25,000	25,719
Home Depot, Inc. 4.40% 2021	15,000	17,705
Home Depot, Inc. 5.95% 2041	15,000	20,273
Volkswagen International Finance NV 0.97% 2014[3,4]	17,000	17,060
Volkswagen International Finance NV 2.375% 2017[3]	20,000	20,614
Time Warner Inc. 5.875% 2016	14,210	16,648
Time Warner Inc. 6.25% 2041	15,000	18,537
Thomson Reuters Corp. 5.95% 2013	8,140	8,370
Thomson Reuters Corp. 6.50% 2018	20,815	26,034
Walt Disney Co. 0.875% 2014	15,500	15,635
Walt Disney Co. 1.10% 2017	14,255	14,296
NBCUniversal Media, LLC 2.875% 2016	16,000	16,877
NBCUniversal Media, LLC 2.875% 2023	8,235	8,278
Cox Communications, Inc. 5.45% 2014	4,956	5,407
Cox Communications, Inc. 3.25% 2022[3]	12,135	12,526
Nordstrom, Inc. 6.75% 2014	10,000	10,852
Nordstrom, Inc. 4.00% 2021	6,245	6,968
Macy’s Retail Holdings, Inc. 7.875% 2015[4]	4,699	5,477
Seminole Tribe of Florida 5.798% 2013[3,5]	2,530	2,581
		467,077

TELECOMMUNICATION SERVICES — 0.66%
SBC Communications Inc. 5.10% 2014	15,000	16,120
AT&T Inc. 2.40% 2016	18,000	18,795
SBC Communications Inc. 5.625% 2016	24,300	27,906
AT&T Inc. 1.40% 2017	16,000	16,016
AT&T Inc. 4.30% 2042[3]	7,000	7,038
AT&T Inc. 4.35% 2045[3]	55,611	55,919
Verizon Communications Inc. 3.00% 2016	34,000	36,223
Verizon Communications Inc. 1.10% 2017	19,500	19,428
Verizon Communications Inc. 6.25% 2037	20,000	26,314
Verizon Communications Inc. 4.75% 2041	3,100	3,520
Verizon Communications Inc. 6.00% 2041	7,900	10,320
Telecom Italia Capital SA 5.25% 2015	20,453	21,813
Telecom Italia Capital SA 6.999% 2018	11,992	13,767
Telecom Italia Capital SA 7.175% 2019	9,000	10,490
Deutsche Telekom International Finance BV 4.875% 2014	15,500	16,406
Deutsche Telekom International Finance BV 9.25% 2032	9,719	15,534
Deutsche Telekom International Finance BV 4.875% 2042[3]	620	662
France Télécom 4.375% 2014	10,000	10,528
France Télécom 4.125% 2021	20,000	22,057
Telefónica Emisiones, SAU 3.992% 2016	18,000	18,774
		367,630

MATERIALS — 0.57%
Xstrata Canada Financial Corp. 2.45% 2017[3]	16,500	16,673
Xstrata Canada Financial Corp. 4.95% 2021[3]	19,000	20,423
Xstrata Canada Financial Corp. 4.00% 2022[3]	13,000	13,152
International Paper Co. 7.40% 2014	23,250	25,190
International Paper Co. 7.30% 2039	8,425	11,430
Newcrest Finance Pty Ltd. 4.45% 2021[3]	15,500	16,329
Newcrest Finance Pty Ltd. 4.20% 2022[3]	19,145	19,708
ArcelorMittal 4.25% 2015[4]	19,500	19,707
ArcelorMittal 6.75% 2022[4]	11,540	12,121
Rio Tinto Finance (USA) Ltd. 2.25% 2016	15,000	15,571
Rio Tinto Finance (USA) Ltd. 1.625% 2017	16,000	16,212
Dow Chemical Co. 7.60% 2014	7,821	8,542
Rohm and Haas Co. 6.00% 2017	17,445	20,681
E.I. du Pont de Nemours and Co. 0.73% 2014[4]	25,000	25,127
Praxair, Inc. 1.05% 2017	16,000	16,016
Sherwin-Williams Co. 1.35% 2017	16,000	15,978
Ecolab Inc. 3.00% 2016	12,365	13,149
Teck Resources Ltd. 4.75% 2022	10,055	11,074
Anglo American Capital PLC 2.15% 2013[3]	9,525	9,594
Cliffs Natural Resources Inc. 4.875% 2021	9,310	9,253
		315,930

UTILITIES — 0.43%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	45,500	46,649
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	12,501
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	18,854
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	3,014
MidAmerican Energy Holdings Co. 5.75% 2018	15,300	18,440
MidAmerican Energy Holdings Co. 5.95% 2037	6,125	7,569
E.ON International Finance BV 5.80% 2018[3]	24,450	29,738
CenterPoint Energy Resources Corp. 4.50% 2021	18,751	21,341
American Electric Power Co. 2.95% 2022	16,090	16,110
Electricité de France SA 6.95% 2039[3]	12,000	16,059
Entergy Corp. 4.70% 2017	14,600	15,825
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	12,226
Iberdrola Finance Ireland 3.80% 2014[3]	11,000	11,303
Niagara Mohawk Power 3.553% 2014[3]	10,000	10,462
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,5]	2,847	3,072
		243,163

INFORMATION TECHNOLOGY — 0.20%
International Business Machines Corp. 1.95% 2016	52,500	54,594
International Business Machines Corp. 2.00% 2016	17,000	17,574
Microsoft Corp. 0.875% 2017	15,000	14,933
Oracle Corp. 1.20% 2017	13,420	13,470
Cisco Systems, Inc. 2.90% 2014	10,000	10,442
		111,013

Total corporate bonds & notes		5,142,703

U.S. TREASURY BONDS & NOTES — 7.99%
U.S. TREASURY — 6.79%
U.S. Treasury 1.125% 2013	99,333	99,785
U.S. Treasury 1.375% 2013	138,667	139,317
U.S. Treasury 1.50% 2013	172,500	174,755
U.S. Treasury 2.75% 2013	291,500	297,694
U.S. Treasury 4.25% 2013	189,835	194,647
U.S. Treasury 1.875% 2014	194,100	198,372
U.S. Treasury 2.625% 2014	175,000	181,265
U.S. Treasury 1.50% 2016	25,000	25,912
U.S. Treasury 1.75% 2016	136,000	142,056
U.S. Treasury 4.50% 2016	58,500	65,941
U.S. Treasury 4.625% 2017	68,750	80,129
U.S. Treasury 2.625% 2018	115,000	125,937
U.S. Treasury 3.50% 2018	45,000	51,222
U.S. Treasury 1.125% 2019	428,500	430,780
U.S. Treasury 1.625% 2022	337,750	333,697
U.S. Treasury 6.25% 2023	295,500	423,280
U.S. Treasury 6.375% 2027	149,500	226,131
U.S. Treasury 5.25% 2029	15,000	20,735
U.S. Treasury 4.50% 2036	157,132	206,051
U.S. Treasury 4.625% 2040	39,720	53,482
U.S. Treasury 3.75% 2041	90,000	105,398
U.S. Treasury 4.75% 2041	160,750	220,843
		3,797,429

U.S. TREASURY INFLATION-PROTECTED SECURITIES[6] — 1.20%
U.S. Treasury Inflation-Protected Security 1.875% 2013	37,784	38,412
U.S. Treasury Inflation-Protected Security 1.875% 2015	107,033	116,725
U.S. Treasury Inflation-Protected Security 0.125% 2017	116,102	124,319
U.S. Treasury Inflation-Protected Security 2.125% 2019	53,871	65,425
U.S. Treasury Inflation-Protected Security 0.125% 2022	140,072	152,040
U.S. Treasury Inflation-Protected Security 2.375% 2025	61,359	82,811
U.S. Treasury Inflation-Protected Security 0.75% 2042	81,386	89,184
		668,916

Total U.S. Treasury bonds & notes		4,466,345

MORTGAGE-BACKED OBLIGATIONS[5] — 7.62%
Fannie Mae 11.00% 2018	131	143
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019	16,665	17,104
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022	18,500	18,577
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[4]	8,570	8,615
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022	21,843	22,344
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022	14,000	14,701
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	891	897
Fannie Mae 3.50% 2024	1,284	1,363
Fannie Mae 4.00% 2024	33,184	35,506
Fannie Mae 4.00% 2024	11,874	12,726
Fannie Mae 4.00% 2024	10,740	11,510
Fannie Mae 4.00% 2024	1,951	2,091
Fannie Mae 3.50% 2025	16,595	17,599
Fannie Mae 3.50% 2025	15,671	16,638
Fannie Mae 3.50% 2025	491	521
Fannie Mae 4.50% 2025	12,696	13,704
Fannie Mae 4.50% 2025	12,287	13,263
Fannie Mae, Series 2001-4, Class NA, 11.187% 2025[4]	61	68
Fannie Mae 3.50% 2026	81,718	86,763
Fannie Mae 2.50% 2027	100,156	105,153
Fannie Mae 2.50% 2027	44,680	46,944
Fannie Mae 2.50% 2027	42,209	44,255
Fannie Mae 2.50% 2027	3,833	4,028
Fannie Mae 2.50% 2027	2,931	3,078
Fannie Mae 2.50% 2027	2,640	2,775
Fannie Mae 2.50% 2027	2,398	2,518
Fannie Mae 2.50% 2027	1,417	1,487
Fannie Mae 2.50% 2027	1,182	1,242
Fannie Mae 2.50% 2027	1,149	1,207
Fannie Mae 3.00% 2027	56,744	60,434
Fannie Mae 3.00% 2027	25,220	26,663
Fannie Mae 2.50% 2028	189,800	198,519
Fannie Mae 2.50% 2028	32,722	34,336
Fannie Mae 3.00% 2028	130,000	137,252
Fannie Mae 3.50% 2028	68,400	72,579
Fannie Mae, Series 2001-20, Class D, 11.002% 2031[4]	34	37
Fannie Mae 5.00% 2033	6,193	6,749
Fannie Mae 5.00% 2033	3,206	3,493
Fannie Mae 5.50% 2033	9,378	10,274
Fannie Mae 5.50% 2033	7,969	8,731
Fannie Mae 5.50% 2033	933	1,023
Fannie Mae 4.50% 2034	35,250	38,277
Fannie Mae 5.00% 2034	6,926	7,562
Fannie Mae 5.00% 2035	26,679	29,042
Fannie Mae 5.00% 2035	3,496	3,818
Fannie Mae 5.50% 2035	4,133	4,522
Fannie Mae 5.50% 2035	2,288	2,501
Fannie Mae 6.50% 2035	6,475	7,375
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	3,540	3,238
Fannie Mae 5.00% 2036	6,248	6,785
Fannie Mae 5.00% 2036	3,141	3,417
Fannie Mae 5.50% 2036	1,010	1,096
Fannie Mae 5.50% 2036	997	1,082
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	7,446	8,389
Fannie Mae 6.00% 2036	2,581	2,836
Fannie Mae 2.709% 2037[4]	6,578	6,958
Fannie Mae 6.00% 2037	35,619	39,177
Fannie Mae 6.00% 2037	12,249	13,415
Fannie Mae 6.00% 2037	9,505	10,395
Fannie Mae 6.00% 2037	5,064	5,538
Fannie Mae 6.50% 2037	10,313	11,473
Fannie Mae 6.50% 2037	8,710	9,681
Fannie Mae 6.50% 2037	5,550	6,093
Fannie Mae 7.00% 2037	2,174	2,443
Fannie Mae 7.00% 2037	1,772	1,992
Fannie Mae 7.00% 2037	936	1,052
Fannie Mae 5.50% 2038	2,553	2,775
Fannie Mae 6.00% 2038	12,001	13,106
Fannie Mae 6.50% 2038	11,968	13,318
Fannie Mae 4.50% 2039	38,496	41,610
Fannie Mae 5.00% 2039	2,791	3,024
Fannie Mae 6.00% 2039	65,002	71,175
Fannie Mae 6.00% 2039	5,810	6,345
Fannie Mae 6.00% 2039	5,570	6,091
Fannie Mae 4.00% 2040	113,748	122,093
Fannie Mae 4.00% 2040	35,796	39,351
Fannie Mae 4.184% 2040[4]	4,124	4,393
Fannie Mae 4.409% 2040[4]	2,737	2,920
Fannie Mae 4.50% 2040	72,665	78,769
Fannie Mae 4.50% 2040	44,222	47,937
Fannie Mae 4.50% 2040	37,933	41,285
Fannie Mae 4.50% 2040	28,929	31,360
Fannie Mae 4.50% 2040	24,370	26,417
Fannie Mae 4.50% 2040	12,457	13,504
Fannie Mae 5.00% 2040	35,322	38,976
Fannie Mae 5.00% 2040	5,358	5,908
Fannie Mae 5.00% 2040	4,410	4,800
Fannie Mae 5.00% 2040	4,084	4,465
Fannie Mae 6.00% 2040	5,901	6,442
Fannie Mae 3.50% 2041	40,783	43,528
Fannie Mae 3.578% 2041[4]	23,314	24,669
Fannie Mae 4.00% 2041	54,735	58,751
Fannie Mae 4.00% 2041	31,379	33,682
Fannie Mae 4.00% 2041	26,037	27,947
Fannie Mae 4.00% 2041	20,543	22,050
Fannie Mae 4.00% 2041	18,447	19,800
Fannie Mae 4.50% 2041	61,918	67,236
Fannie Mae 4.50% 2041	17,495	18,997
Fannie Mae 4.50% 2041	12,888	13,995
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	396	460
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	304	347
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	532	635
Fannie Mae 3.50% 2042	80,710	86,318
Fannie Mae 3.50% 2042	73,368	78,810
Fannie Mae 3.50% 2042	30,100	32,332
Fannie Mae 3.50% 2042	8,156	8,832
Fannie Mae 4.00% 2042	33,982	37,123
Fannie Mae 4.00% 2042	4,058	4,433
Fannie Mae, Series 2002-W1, Class 2A, 6.94% 2042[4]	554	648
Fannie Mae 3.00% 2043	88,000	92,235
Fannie Mae 3.50% 2043	204,460	218,045
Fannie Mae 6.00% 2043	130,000	142,005
Fannie Mae 6.50% 2047	1,987	2,176
Fannie Mae 6.50% 2047	679	744
Fannie Mae 6.50% 2047	676	740
Fannie Mae 6.50% 2047	353	387
Fannie Mae 7.00% 2047	1,070	1,196
Fannie Mae 7.00% 2047	895	1,000
Fannie Mae 7.00% 2047	791	884
Fannie Mae 7.00% 2047	704	787
Fannie Mae 7.00% 2047	524	586
Fannie Mae 7.00% 2047	437	489
Fannie Mae 7.00% 2047	163	182
Fannie Mae 7.00% 2047	145	162
Fannie Mae 7.00% 2047	127	142
Fannie Mae 7.00% 2047	42	47
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019	20,000	20,382
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019	16,115	16,557
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	10,300	10,737
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022	16,000	16,245
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022	17,995	18,170
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022	16,555	16,828
Freddie Mac 4.50% 2023	161	176
Freddie Mac 5.00% 2023	9,583	10,280
Freddie Mac 5.00% 2023	7,104	7,629
Freddie Mac 5.00% 2023	4,520	4,854
Freddie Mac 5.00% 2023	2,158	2,318
Freddie Mac 5.00% 2023	2,030	2,179
Freddie Mac 5.00% 2023	1,719	1,844
Freddie Mac 5.00% 2024	12,988	13,952
Freddie Mac 6.00% 2026	4,682	5,223
Freddie Mac 6.00% 2026	3,481	3,884
Freddie Mac 6.00% 2026	3,235	3,609
Freddie Mac 4.50% 2027	955	1,038
Freddie Mac 6.50% 2027	2,084	2,305
Freddie Mac 6.50% 2027	576	638
Freddie Mac 6.50% 2027	437	483
Freddie Mac 6.50% 2028	1,165	1,289
Freddie Mac 4.50% 2029	700	755
Freddie Mac 4.50% 2031	1,042	1,128
Freddie Mac, Series T-041, Class 3-A, 6.801% 2032[4]	2,506	2,879
Freddie Mac, Series 3061, Class PN, 5.50% 2035	6,105	6,763
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	9,205	8,783
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	6,573	6,157
Freddie Mac, Series 3233, Class PA, 6.00% 2036	16,538	18,565
Freddie Mac, Series 3318, Class JT, 5.50% 2037	13,460	14,898
Freddie Mac, Series 3312, Class PA, 5.50% 2037	12,343	13,661
Freddie Mac, Series 3272, Class PA, 6.00% 2037	10,281	11,512
Freddie Mac 6.00% 2038	7,042	7,664
Freddie Mac 6.00% 2038	1,116	1,213
Freddie Mac 4.50% 2040	36,339	39,143
Freddie Mac 4.50% 2040	1,366	1,466
Freddie Mac 4.00% 2041	123,600	132,104
Freddie Mac 4.00% 2041	10,568	11,302
Freddie Mac 4.50% 2041	3,244	3,502
Freddie Mac 4.50% 2041	2,995	3,233
Freddie Mac 4.50% 2041	1,360	1,468
Freddie Mac 4.50% 2041	1,017	1,098
Freddie Mac 4.50% 2041	998	1,077
Freddie Mac 4.50% 2041	928	1,002
Government National Mortgage Assn. 10.00% 2021	254	284
Government National Mortgage Assn. 6.00% 2038	30,271	33,653
Government National Mortgage Assn. 6.50% 2038	14,189	15,911
Government National Mortgage Assn. 4.00% 2039	4,208	4,633
Government National Mortgage Assn. 4.00% 2039	3,972	4,372
Government National Mortgage Assn. 4.00% 2039	2,670	2,940
Government National Mortgage Assn. 4.00% 2040	21,157	23,615
Government National Mortgage Assn. 4.00% 2040	17,978	19,859
Government National Mortgage Assn. 4.00% 2040	12,335	13,625
Government National Mortgage Assn. 4.00% 2040	7,769	8,562
Government National Mortgage Assn. 4.00% 2040	7,054	7,791
Government National Mortgage Assn. 4.00% 2040	5,421	6,051
Government National Mortgage Assn. 4.00% 2040	5,384	5,993
Government National Mortgage Assn. 4.00% 2040	5,076	5,584
Government National Mortgage Assn. 4.00% 2040	3,988	4,405
Government National Mortgage Assn. 4.00% 2040	2,491	2,752
Government National Mortgage Assn. 4.00% 2040	478	528
Government National Mortgage Assn. 4.00% 2041	47,081	51,917
Government National Mortgage Assn. 4.00% 2041	17,530	19,248
Government National Mortgage Assn. 4.00% 2041	7,316	8,034
Government National Mortgage Assn. 4.00% 2041	1,477	1,622
Government National Mortgage Assn. 4.00% 2041	822	902
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.291% 2037[4]	16,608	16,892
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	11,143	11,568
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.871% 2045[4]	16,835	19,429
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3]	15,005	16,152
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3]	40,900	44,430
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.728% 2049[4]	20,920	24,634
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3]	18,300	18,663
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[3]	20,000	20,682
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3]	32,200	33,036
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.219% 2044[4]	9,250	10,284
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	51,215	58,843
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.867% 2038[4]	22,761	26,196
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	27,953	32,302
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	32,860	37,818
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3]	14,251	15,427
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[3]	9,500	11,377
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[4]	6,788	7,517
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	2,000	2,293
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.685% (undated)[4]	13,569	15,777
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.307% 2045[4]	25,000	25,137
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 2040[4]	20,000	22,110
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	18,493	18,935
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	16,293	18,075
Bank of Montreal 2.85% 2015[3]	17,000	17,965
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 2.626% 2035[4]	16,331	16,559
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	14,487	14,625
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039	11,880	13,734
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	12,573	12,838
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	905	977
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	577	610
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	814	853
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,511	1,649
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	4,806	4,963
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	3,501	3,498
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 2058[3,4]	3,824	3,946
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 2.999% 2033[4]	3,534	3,456
		4,259,055

FEDERAL AGENCY BONDS & NOTES — 0.33%
Freddie Mac 2.50% 2016	72,000	76,784
Freddie Mac 1.00% 2017	50,000	50,531
Freddie Mac 0.75% 2018	25,000	24,884
CoBank ACB 0.908% 2022[3,4]	23,425	19,262
Fannie Mae 6.25% 2029	8,000	11,478
		182,939

ASSET-BACKED OBLIGATIONS[5] — 0.13%
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	17,000	17,145
Chase Credit Card Owner Trust, Series 2003-4, Class B, 0.859% 2016[4]	14,000	14,037
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	12,000	12,163
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 1.005% 2034[4]	11,331	9,164
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[4]	2,237	2,355
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	2,987	3,122
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-1, 4.26% 2014[3]	4,500	4,525
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.509% 2019[3,4]	2,887	2,847
CWABS, Inc., Series 2004-BC1, Class M-1, 0.96% 2034[4]	2,803	2,568
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	2,446	2,542
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.11% 2034[4]	912	662
		71,130

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.08%
Polish Government 5.25% 2014	2,500	2,628
Polish Government 6.375% 2019	14,350	17,944
Latvia (Republic of) 5.25% 2017[3]	13,500	15,167
France Government Agency-Guaranteed, Société Finance 2.875% 2014[3]	10,460	10,886
		46,625

MUNICIPALS — 0.08%
State of California, Los Angeles Community College District (County of Los Angeles),
General Obligation Build America Bonds, 2008 Election, Taxable Series 2010-E, 6.60% 2042	15,000	20,214
State of Maryland, Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	15,475	16,262
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, 6.72% 2025	8,327	8,552
		45,028

MISCELLANEOUS — 0.03%
Other bonds & notes in initial period of acquisition		14,825

Total bonds & notes (cost: $13,368,118,000)		14,228,650

Short-term securities — 5.64%

Fannie Mae 0.12%–0.185% due 1/2–7/1/2013	1,044,000	1,043,869
Federal Home Loan Bank 0.115%–0.165% due 1/9–6/19/2013	594,300	594,215
U.S. Treasury Bills 0.109%–0.171% due 1/10–11/14/2013	562,600	562,300
Freddie Mac 0.11%–0.18% due 1/7–8/13/2013	482,753	482,660
Federal Farm Credit Banks 0.14%–0.20% due 1/15–10/2/2013	178,000	177,884
Chariot Funding, LLC 0.16%–0.22% due 1/14–2/5/2013[3]	121,000	120,989
Coca-Cola Co. 0.18%–0.22% due 1/15–4/12/2013[3]	93,700	93,675
Regents of the University of California 0.18% due 2/12/2013	47,700	47,691
Variable Funding Capital Company LLC 0.18% due 1/14/2013[3]	27,000	26,998

Total short-term securities (cost: $3,149,801,000)		3,150,281

Total investment securities (cost: $45,304,677,000)		56,812,185
Other assets less liabilities		(938,405)

Net assets		$55,873,780

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $910,898,000, which represented 1.63% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,460,087,000, which represented 2.61% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-011-0213O-S32830

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American Balanced Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund (the “Fund”) as of December 31, 2012, and for the year then ended and have issued our report thereon dated February 11, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2012, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 11, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2013

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 28, 2013